Execution Version
JOINDER AGREEMENT
September 29, 2025
Bank of America, N.A.
Agency Management
540 W. Madison Street
Mail Code: IL4-540-22-29
Chicago, IL 60661
Attention: Angela Larkin
Tel: 312-828-3882
Email: angela.larkin@bofa.com

Reference is made to that certain Credit Agreement dated as of October 4, 2024 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of June 26, 2025, together with this Joinder Agreement (this “Joinder Agreement”), the “Credit Agreement”), among DISCOVERY COMMUNICATIONS, LLC, a Delaware limited liability company (the “Company”), certain wholly-owned Subsidiaries of the Facility Guarantor party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), WARNER BROS. DISCOVERY, INC. (formerly known as Discovery, Inc.), a Delaware corporation (the “Facility Guarantor”), certain wholly-owned Subsidiaries of the Facility Guarantor party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer and JPMORGAN CHASE BANK, N.A., as Collateral Agent. The capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
Section 1.     Guaranty; Limitation of Liability.
(a)     The undersigned hereby, jointly and severally with the other Guarantors absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the full and punctual payment when due and performance, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing, including, without limitation, all Obligations under or in respect of the Secured Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Joinder Agreement, the Credit Agreement or any other Secured Document, to the extent reimbursable under Section 11.04 of the Credit Agreement. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Notwithstanding anything herein to the contrary, the Guaranteed Obligations of any Loan Party under any Secured Cash Management Agreement or Secured Hedge Agreement shall be guaranteed only to the extent that, and for so long as, the other Guaranteed Obligations are guaranteed.

(b)    The undersigned, and by its acceptance of the benefits of this Joinder Agreement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Joinder Agreement, the Credit Agreement and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to such Guarantor. To effectuate the foregoing intention, by acceptance of the benefits of this Joinder Agreement and the Credit Agreement, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the obligations of the undersigned under this Joinder Agreement and the Credit Agreement at any time shall be limited to the maximum amount as will result in the obligations of the undersigned under this Joinder Agreement and the Credit Agreement not constituting a fraudulent transfer or conveyance or subject to avoidance under Debtor Relief Laws or any similar foreign, federal or state law, in each case applicable to such Guarantor.
(c)    The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Joinder Agreement or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor, the Facility Guarantor and any other guarantor, as applicable, so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Secured Documents.
Section 2.     Obligations Under the Credit Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Credit Agreement to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Credit Agreement to a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Subsidiary Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.
Section 3.    Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Article V of the Credit Agreement to the same extent as each other Guarantor.
Section 4.    Execution in Counterparts. This Joinder Agreement and any other Communication related thereto, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Guarantors and the Administrative Agent agrees that any Electronic Signature on or associated with this Joinder Agreement shall be valid and binding on such Person to the same extent as a manual, original signature, and that any such Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. This Joinder Agreement and any related Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Joinder Agreement which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Joinder Agreement converted into another format, for transmission, delivery and/or retention. The Administrative Agent may, at its option, create one or more copies of the Joinder Agreement or any related Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. The Joinder Agreement and all related

Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Guarantors shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Guarantor and/or the Administrative Agent without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by such manually executed counterpart.
Section 5.    Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
(a)     THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS JOINDER AGREEMENT, IN ANY FORUM OTHER THAN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN, OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FEDERAL COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH NEW YORK STATE COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, EACH OF THE PARTIES AGREES THAT (I) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (II) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), NOTHING HEREIN SHALL PREVENT SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 5(B) WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.
(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF

VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT IN ANY COURT REFERRED TO IN CLAUSE (B) OF THIS SECTION 5. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS JOINDER AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS JOINDER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
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Very truly yours,
CABLE NEWS NETWORK, INC.,
a Delaware corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

CASTLE ROCK ENTERTAINMENT, INC.,
a Georgia corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

CNN INTERACTIVE GROUP, INC.,
a Delaware corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

DISCOVERY COMMUNICATIONS HOLDING,
LLC, a Delaware limited liability company
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer
[Signature Page to Subsidiary Joinder Agreement]

DISCOVERY DIGITAL VENTURES, LLC,
a Delaware limited liability company
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

DISCOVERY.COM, LLC,
a Delaware limited liability company
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

NEW LINE PRODUCTIONS, INC.,
a California corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

SCRIPPS NETWORKS, LLC,
a Delaware limited liability company
[Signature Page to Joinder Agreement]

By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

SUPERSTATION, INC.,
a Georgia corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

THE CARTOON NETWORK, INC.,
a Delaware corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

THE TRAVEL CHANNEL, L.L.C.,
a Delaware limited liability company
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

TURNER SPORTS, INC.,
a Georgia corporation
[Signature Page to Joinder Agreement]

By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

WARNER BROS. CONSUMER PRODUCTS INC.,
a Delaware corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

WARNER BROS. ENTERTAINMENT INC.,
a Delaware corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

WARNER BROS. HOME ENTERTAINMENT
INC., a Delaware corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

[Signature Page to Joinder Agreement]

WARNER BROS. INTERNATIONAL
TELEVISION DISTRIBUTION INC.,
a Delaware corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

WARNER BROS. WORLDWIDE
TELEVISION DISTRIBUTION INC.,
a Delaware corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

WARNERMEDIA DIRECT LATIN AMERICA,
LLC, a Delaware limited liability company
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

WARNERMEDIA SERVICES, LLC,
a Delaware limited liability company
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer
[Signature Page to Joinder Agreement]

WB GAMES INC.,
a Washington corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

WB STUDIO ENTERPRISES INC.,
a Delaware corporation
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

WBD DISCOVERY HOLDINGS, LLC,
a Delaware limited liability company
By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

WBD INTERNATIONAL CONTENT, LLC,
a Delaware limited liability company
[Signature Page to Joinder Agreement]

By:
Name: Fraser Martin Woodford
Title: Executive Vice President and Treasurer

Acknowledged and Agreed,
BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name: Angela Larkin
Title: Vice President

[Signature Page to Joinder Agreement]